                                                                               .
                                                                               .
                                                                               .

                        DVI RECEIVABLES XIX L.L.C. 2003-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

I.    RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:              1,112,482.82
Available Funds:
       Contract Payments due and received in this period                        6,237,470.78
       Contract Payments due in prior period(s) and received in this period       691,174.79
       Contract Payments received in this period for next period                  261,667.12
       Sales, Use and Property Tax, Maintenance, Late Charges                     213,889.75
       Prepayment Amounts related to early termination in this period           3,827,688.27
       Servicer Advance                                                           890,964.69
       Proceeds received from recoveries on previously Defaulted Contracts              0.00
       Transfer from Reserve Accounts                                               3,097.34
       Interest earned on Collection Account                                          940.70
       Interest earned on Affiliated Account                                          471.49
       Proceeds from repurchase of Contracts per Contribution and Servicing
         Agreement Section 5.03                                                         0.00
       Amounts paid per Contribution and Servicing Agreement Section 7.01
         (Substituted contract < Predecessor contract)                                  0.00
       Due from Bank of America Derivative Settlement                                   0.00
       Any other amounts                                                                0.00
                                                                               -------------
Total Available Funds                                                          13,239,847.75
                                                                               -------------
Less: Amounts to be Retained in Collection Account                                860,312.42
                                                                               -------------
AMOUNT TO BE DISTRIBUTED                                                       12,379,535.33
                                                                               =============

DISTRIBUTION OF FUNDS:
       1.   To Trustee -  Fees                                                          0.00
       2.   To Servicer, any unreimbursed Nonrecoverable Advances or
              Servicer Advances                                                   691,174.79
       3.   To Bank of America Derivative Settlement                              112,371.15
       4.   To Noteholders (For Servicer Report immediately following the
              Final Additional Closing Date)
                 a) Class A1 Principal and Interest                             8,878,772.04
                 a) Class A2a Principal (distributed after A1 Note matures)
                      and Interest                                                 21,581.51
                 a) Class A2b Principal (distributed after A1 Note matures)
                      and Interest                                                 23,550.00
                 a) Class A3a Principal (distributed after A2 Note matures)
                      and Interest                                                243,529.43
                 a) Class A3b Principal (distributed after A2 Note matures)
                      and Interest                                                 49,422.23
                 b) Class B Principal and Interest                                412,288.93
                 c) Class C Principal and Interest                                365,542.25
                 d) Class D Principal and Interest                                282,333.72
                 e) Class E Principal and Interest                                314,867.02
       5.   To Reserve Account for Requirement per Indenture Agreement
              Section 3.08                                                              0.00
       6.   To Issuer - Residual Principal and Interest and Reserve
              Account Distribution
                 a) Residual Interest (Provided no Restricting or
                      Amortization Event in effect)                               482,153.13
                 b) Residual Principal (Provided no Restricting or
                      Amortization Event in effect)                                     0.00
                 c)  Reserve Account Distribution (Provided no Restricting
                      or Amortization Event in effect)                               3,097.34
       7.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest
              Earned and Any Other Amounts                                        215,301.94
       8.   To Servicer, Servicing Fee and other Servicing Compensations          283,549.85
                                                                               -------------
TOTAL FUNDS DISTRIBUTED                                                        12,379,535.33
                                                                               =============

End of Period Collection Account Balance {Includes Payments in Advance &
  Restricting Event Funds (if any)}                                               860,312.42
                                                                               =============

II.    RESERVE ACCOUNT

Beginning Balance                                                             $11,341,994.06
      - Add Investment Earnings                                                     3,097.34
      - Add Transfer from Certificate Account (To Satisfy Reserve Account
          Requirement)                                                                  0.00
      - Less Distribution to Certificate Account                                    3,097.34
                                                                              --------------
End of period balance                                                         $11,341,994.06
                                                                              ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account
Required Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and
Class E Note Balances.                                                        $11,341,994.06
                                                                              ==============

                        DVI RECEIVABLES XIX L.L.C. 2003-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
              Pool A                                  306,875,392.95
              Pool B                                   78,754,607.05
                                                      --------------
                                                                           385,630,000.00
Class A Overdue Interest, if any                                0.00
Class A Monthly Interest - Pool A                         311,473.44
Class A Monthly Interest - Pool B                          79,934.64

Class A Overdue Principal, if any                               0.00
Class A Monthly Principal - Pool A                      3,104,476.04
Class A Monthly Principal - Pool B                      5,720,971.09
                                                      ---------------
                                                                             8,825,447.13

Ending Principal Balance of the Class A Notes

              Pool A                                  303,770,916.91
              Pool B                                   73,033,635.96
                                                      --------------
                                                                           --------------
                                                                           376,804,552.87
                                                                           ==============

------------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000          Ending Principal
Original Face $385,630,000       Original Face $385,630,000          Balance Factor
       $ 1.014983                       $ 22.885790                     97.711421%
------------------------------------------------------------------------------------

IS ADCB > CLASS A BALANCE?                            YES X     NO
                                                      -----     --

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

              Class A1                                 71,810,000.00
              Class A2a                                25,200,000.00
              Class A2b                                27,000,000.00
              Class A3a                               229,620,000.00
              Class A3b                                32,000,000.00
                                                      --------------

Class A Monthly Interest                                                   385,630,000.00
              Class A1 (Actual Number Days/360)            53,324.91
              Class A2a (Actual Number Days/360)           21,581.51
              Class A2b                                    23,550.00
              Class A3a (Actual Number Days/360)          243,529.43
              Class A3b                                    49,422.23
                                                      --------------

Class A Monthly Principal

              Class A1                                  8,825,447.13
              Class A2a                                         0.00
              Class A2b                                         0.00
              Class A3a                                         0.00
              Class A3b                                         0.00
                                                      --------------
                                                                             8,825,447.13

Ending Principal Balance of the Class A Notes

              Class A1                                 62,984,552.87
              Class A2a                                25,200,000.00
              Class A2b                                27,000,000.00
              Class A3a                               229,620,000.00
              Class A3b                                32,000,000.00
                                                                           --------------
                                                                           376,804,552.87
                                                                           ==============

Class A1

------------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000          Ending Principal
Original Face $71,810,000        Original Face $71,810,000           Balance Factor
       $ 0.742583                       $ 122.899974                   87.710003%
------------------------------------------------------------------------------------

                        DVI RECEIVABLES XIX L.L.C. 2003-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                           Pool A                        13,536,162.73
                           Pool B                         3,473,837.27
                                                         -------------
                                                                                17,010,000.00

Class B Overdue Interest, if any                                  0.00
Class B Monthly Interest - Pool A                            18,304.17
Class B Monthly Interest - Pool B                             4,697.47
Class B Overdue Principal, if any                                 0.00
Class B Monthly Principal - Pool A                          136,937.32
Class B Monthly Principal - Pool B                          252,349.97
                                                         -------------
                                                                                   389,287.29

Ending Principal Balance of the Class B Notes

                           Pool A                        13,399,225.41
                           Pool B                         3,221,487.30
                                                         -------------          -------------
                                                                                16,620,712.71
                                                                                =============

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $17,010,000     Original Face $17,010,000        Balance Factor
       $ 1.352242                    $ 22.885790                 97.711421%
--------------------------------------------------------------------------------

Is ADCB > Class A + Class B Balances?          YES X                  NO

VI.   CLASS C-1 NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C-1 Notes

                           Pool A                         4,567,758.62
                           Pool B                         1,172,241.38
                                                         -------------
                                                                                 5,740,000.00

Class C-1 Overdue Interest, if any                                0.00
Class C-1 Monthly Interest - Pool A                           8,041.89
Class C-1 Monthly Interest - Pool B                           2,063.82
Class C-1 Overdue Principal, if any                               0.00
Class C-1 Monthly Principal - Pool A                         46,209.30
Class C-1 Monthly Principal - Pool B                         85,155.13
                                                         -------------
                                                                                   131,364.43

Ending Principal Balance of the Class C-1 Notes

                           Pool A                         4,521,549.32
                           Pool B                         1,087,086.25
                                                         -------------          -------------
                                                                                 5,608,635.57
                                                                                =============

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $5,740,000      Original Face $5,740,000         Balance Factor
       $ 1.760577                    $ 22.885789                 97.711421%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XIX L.L.C. 2003-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

VII. CLASS C-2 NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C-2 Notes
                           Pool A                               7,161,990.86
                           Pool B                               1,838,009.14
                                                               -------------
                                                                                       9,000,000.00

Class C-2 Overdue Interest, if any                                      0.00
Class C-2 Monthly Interest - Pool A (Actual Number Days/360)       14,403.56
Class C-2 Monthly Interest - Pool B (Actual Number Days/360)        3,696.44
Class C-2 Overdue Principal, if any                                     0.00
Class C-2 Monthly Principal - Pool A                               72,453.61
Class C-2 Monthly Principal - Pool B                              133,518.50
                                                               -------------
                                                                                         205,972.11

Ending Principal Balance of the Class C-2 Notes
                           Pool A                               7,089,537.25
                           Pool B                               1,704,490.64
                                                               -------------           ------------
                                                                                       8,794,027.89
                                                                                       ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $9,000,000       Original Face $9,000,000        Balance Factor
       $ 2.011111                    $ 22.885790                 97.711421%
--------------------------------------------------------------------------------

Is ADCB > Class A + Class B + Class C Balances?
                                                      YES    X            NO

VIII. CLASS D-1 NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D-1 Notes
                           Pool A                               5,045,224.67
                           Pool B                               1,294,775.33
                                                                ------------
                                                                                    6,340,000.00

Class D-1 Overdue Interest, if any                                      0.00
Class D-1 Monthly Interest - Pool A (Actual Number Days/360)        9,618.26
Class D-1 Monthly Interest - Pool B (Actual Number Days/360)        2,468.37
Class D-1 Overdue Principal, if any                                     0.00
Class D-1 Monthly Principal - Pool A                               51,039.54
Class D-1 Monthly Principal - Pool B                               94,056.37
                                                                ------------
                                                                                      145,095.91

Ending Principal Balance of the Class D-1 Notes
                           Pool A                               4,994,185.13
                           Pool B                               1,200,718.96
                                                                ------------        ------------
                                                                                    6,194,904.09
                                                                                    ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $6,340,000       Original Face $6,340,000        Balance Factor
      $ 1.906409                     $ 12.551549                97.711421%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XIX L.L.C. 2003-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

VII. CLASS D-2 NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D-2 Notes
                           Pool A                             3,978,883.81
                           Pool B                             1,021,116.19
                                                              ------------
                                                                               5,000,000.00

Class D-2 Overdue Interest, if any                                    0.00
Class D-2 Monthly Interest - Pool A (Actual Number Days/360)      8,532.50
Class D-2 Monthly Interest - Pool B (Actual Number Days/360)      2,189.73
Class D-2 Overdue Principal, if any                                   0.00
Class D-2 Monthly Principal - Pool A                             40,252.00
Class D-2 Monthly Principal - Pool B                             74,176.95
                                                              ------------
                                                                                 114,428.95

Ending Principal Balance of the Class D-2 Notes
                           Pool A                             3,938,631.81
                           Pool B                               946,939.24
                                                              ------------     ------------
                                                                               4,885,571.05
                                                                               ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $5,000,000       Original Face $5,000,000         Balance Factor
      $ 2.144446                     $ 22.885790                  97.711421%
--------------------------------------------------------------------------------

Is ADCB > Class A + Class B + Class C + Class D Balances?       YES X      NO

VIII. CLASS E-1 NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E-1 Notes
                           Pool A                             7,432,554.96
                           Pool B                             1,907,445.04
                                                              ------------
                                                                                9,340,000.00

Class E-1 Overdue Interest, if any                                    0.00
Class E-1 Monthly Interest - Pool A (Actual Number Days/360)     36,064.56
Class E-1 Monthly Interest - Pool B (Actual Number Days/360)      9,255.39
Class E-1 Overdue Principal, if any                                   0.00
Class E-1 Monthly Principal - Pool A                             75,190.74
Class E-1 Monthly Principal - Pool B                            138,562.53
                                                              -------------
                                                                                  213,753.27

Ending Principal Balance of the Class E-1 Notes
                           Pool A                             7,357,364.22
                           Pool B                             1,768,882.51
                                                              ------------      ------------
                                                                                9,126,246.73
                                                                                ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $9,340,000       Original Face $9,340,000        Balance Factor
     $ 4.852243                      $ 22.885789                 97.711421%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XIX L.L.C. 2003-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

VII. CLASS E-2 NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E-2 Notes
                           Pool A                             1,591,553.53
                           Pool B                               408,446.47
                                                              ------------
                                                                                2,000,000.00

Class E-2 Overdue Interest, if any                                    0.00
Class E-2 Monthly Interest - Pool A (Actual Number Days/360)      7,975.45
Class E-2 Monthly Interest - Pool B (Actual Number Days/360)      2,046.77
Class E-2 Overdue Principal, if any                                   0.00
Class E-2 Monthly Principal - Pool A                             16,100.80
Class E-2 Monthly Principal - Pool B                             29,670.78
                                                              ------------
                                                                                   45,771.58

Ending Principal Balance of the Class E-2 Notes
                           Pool A                             1,575,452.73
                           Pool B                               378,775.69
                                                              ------------      ------------
                                                                                1,954,228.42
                                                                                ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $2,000,000       Original Face $2,000,000        Balance Factor
      $ 5.011110                      $ 22.885790                97.711421%
--------------------------------------------------------------------------------

Is ADCB > Class A + Class B + Class C + Class D + Class E Balances?  YES X    NO

VIII.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                           Pool A                             10,838,290.33
                           Pool B                              2,781,471.95
                                                              -------------
                                                                                13,619,762.28

Residual Interest - Pool A                                       329,922.63
Residual Interest - Pool B                                       152,230.50
Residual Principal - Pool A                                            0.00
Residual Principal - Pool B                                            0.00
                                                              -------------

Ending Residual Principal Balance                                                        0.00
                           Pool A                             10,838,290.33
                           Pool B                              2,781,471.95
                                                              -------------

                                                                                --------------
                                                                                13,619,762.28
                                                                                ==============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $9,340,000       Original Face $9,340,000        Balance Factor
      $ 16.298769                   $           -                145.821866%
--------------------------------------------------------------------------------

                       DVI RECEIVABLES XIX L.L.C. 2003-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   beginning of the related Collection Period                                                            361,027,812.46

Aggregate Discounted Contract Balance of Additional Contracts acquired during
   Collection Period                                                                                               0.00

Decline in Aggregate Discounted Contract Balance                                                           3,542,659.34

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                         --------------
   ending of the related Collection Period                                                               357,485,153.12
                                                                                                         ==============
Components of Decline in Aggregate Discounted Contract Balance:
    - Principal portion of Contract Payments and Servicer Advances                     3,459,707.15

    - Principal portion of Prepayment Amounts                                             82,952.19

                                                                                       ------------
                  Total Decline in Aggregate Discounted Contract Balance               3,542,659.34
                                                                                       ============

POOL B
Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   beginning of the related Collection Period                                                             92,651,949.82

Aggregate Discounted Contract Balance of Additional Contracts acquired during
   Collection Period                                                                                               0.00

Decline in Aggregate Discounted Contract Balance                                                           6,528,461.33

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                         --------------
   ending of the related Collection Period                                                                86,123,488.49
                                                                                                         ==============
Components of Decline in Aggregate Discounted Contract Balance:
    - Principal portion of Contract Payments and Servicer Advances                     2,764,012.12

    - Principal portion of Prepayment Amounts                                          3,764,449.21
                                                                                       ------------
                  Total Decline in Aggregate Discounted Contract Balance               6,528,461.33
                                                                                       ============

                                                                                                         --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                        443,608,641.61
                                                                                                         ==============

                        DVI RECEIVABLES XIX L.L.C. 2003-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                  Predecessor
                                    Discounted    Predecessor     Discounted
Lease #   Lessee Name              Present Value     Lease #     Present Value
----------------------             -------------  ------------   --------------
         NONE

                                   -------------                ---------------
                        Totals:            $0.00                          $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                  $0.00
b) ADCB OF POOL A AT CLOSING DATE                               $379,271,695.85
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                           0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES                   NO     X

POOL B

                                                                  Predecessor
                                    Discounted    Predecessor     Discounted
Lease #   Lessee Name              Present Value     Lease #     Present Value
----------------------             -------------  ------------   --------------
         NONE

                                   -------------                ---------------
                        Totals:            $0.00                          $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                  $0.00
b) ADCB OF POOL B AT CLOSING DATE                                $83,139,258.99
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
     AGENCY APPROVES)                                                     0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES                   NO     X

                        DVI RECEIVABLES XIX L.L.C. 2003-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                   Predecessor
                                    Discounted    Predecessor       Discounted
Lease # Lessee Name                Present Value     Lease #       Present Value
----------------------             -------------  ------------    ---------------
         NONE                                                             $0.00

                                   -------------                  ---------------
                        Totals:            $0.00                          $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS             $0.00
b) ADCB OF POOL A AT CLOSING DATE                                 $379,271,695.85
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                             0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES                   NO     X

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                  Predecessor
                                                   Discounted     Predecessor     Discounted
Lease #   Lessee Name                             Present Value     Lease #       Present Value
----------------------                            -------------   ------------   --------------
         NONE

                                                  -------------                  --------------
                            Totals:                       $0.00                           $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                  $0.00
b) ADCB OF POOL B AT CLOSING DATE                                                $83,139,258.99
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                           0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES                   NO     X

                       DVI RECEIVABLES XIX L.L.C. 2003-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1.                           AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                        TOTAL OUTSTANDING CONTRACTS
      This Month                               992,729.24   This Month                      443,608,641.61
      1 Month Prior                                  0.00   1 Month Prior                   453,679,762.28
      2 Months Prior                                 0.00   2 Months Prior                            0.00

      Total                                    992,729.24   Total                           897,288,403.89

      A) 3 MONTH AVERAGE                       330,909.75   B) 3 MONTH AVERAGE              299,096,134.63

      c) a/b                                         0.11%

2.    Does a Delinquency Condition Exist (1c > 6% )?                                                        Yes  ___________  No  X

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                                                 Yes  ___________  No  X

      B. An Indenture Event of Default has occurred and is then continuing?                                 Yes  ___________  No  X

4.    Has a Servicer Event of Default occurred?                                                             Yes  ____________  No  X

5.    Amortization Event Check

      A. Is 1c  > 8% ?

      B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or
          obligation not remedied within 90 days?                                                           Yes  ____________  No  X

      C. As of any Determination date, the sum of all defaulted contracts since the
          Closing date exceeds 6% of the ADCB on the Closing Date?

6.    Aggregate Discounted Contract Balance at Closing Date                                                 Balance $ 454,734,535.69

      DELINQUENT LEASE SUMMARY

          Days Past Due                 Current Pool Balance                 # Leases
          -------------                 --------------------                 --------

            31 - 60                         15,954,919.71                        38
            61 - 90                          5,555,040.72                        13
            91 - 180                           992,729.24                         5

      Approved By:
      Matthew E. Goldenberg
      Vice President
      Structured Finance and Securitization